[LORD ABBETT LOGO]

     2002
     ANNUAL
       REPORT

     LORD ABBETT
      GLOBAL EQUITY FUND
      GLOBAL INCOME FUND

     FOR THE YEAR ENDED DECEMBER 31, 2002

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LORD ABBETT GLOBAL FUND ANNUAL REPORT
FOR THE YEAR-ENDED DECEMBER 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this annual overview of Lord Abbett Global Fund's strategies and performance for the year ended December 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN


--------------------------------------------------------------------------------
LORD ABBETT GLOBAL EQUITY FUND

Q: HOW DID LORD ABBETT GLOBAL EQUITY FUND (THE "FUND") PERFORM OVER THE YEAR ENDED DECEMBER 31, 2002?

A: The Fund returned -16.6%(1) for the year ended December 31, 2002, compared with its benchmark, the Morgan Stanley Capital International World Index(2), which returned -19.5% for the same period. PLEASE REFER TO PAGE 3 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A: The Fund's outperformance in 2002 was driven by strong stock selection in the U.S., where our holdings in higher yielding financials and positions in consumer discretionary stocks performed well. Consumer staples and bank holdings in the U.K. also added to returns. Alternatively, technology holdings in continental Europe had a negative impact on Fund performance. Specifically, European technology stocks were the worst performers in 2002, as investors exited perceived high-growth, high-risk situations.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Despite the generally bullish outlook at the beginning of 2002, global equity markets declined for the third consecutive year. An anticipated revival in global growth failed to materialize, with the economic outlook worsening throughout the year. Interest rate cuts were made in the U.S. and Europe to stimulate growth, but capital spending ultimately fell in 2002, and the consumer began to show signs of exhaustion. In the summer and fall, the U.S. and European equity markets were rattled by accounting scandals and major bankruptcies. The continued threat of military action in Iraq also weighed on sentiment. And, as a result, some institutional investors moved to 0reduce their equity holdings, pushing various

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--------------------------------------------------------------------------------

regional markets to multi-year lows. Markets rebounded in the fourth quarter, led by the weakest performers year-to-date.

     For the year, Asian markets were the strongest performers in U.S. dollar terms. While Japanese equities held up well in the first half of 2002 in anticipation of improving Gross Domestic Product growth, the economy slowed later in the year. Continental Europe was the weakest region in local currency terms, but the strengthening of the Euro during 2002 helped U.S. dollar returns. Technology and telecomms were the worst performers among sectors for another year. As expected, defensive sectors, such as consumer staples and energy, were the best relative performers amid a volatile global economic landscape.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: Going forward, we believe that the developed economies of the world will continue to see slow growth into 2003. Additionally, the consumer spending spree that has buoyed the economies of several regions may also be coming to an end. There are signs, however, that the decline in capital spending, including spending on technology, may be ending. Certainly, the potential threat of U.S. military action hangs over equity markets, and it is difficult to predict when that may recede. We expect to look closely at the Fund's more defensive holdings and our underweights in more cyclical industries to determine if a rebalance could benefit performance.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended 12/31/02.
(2) This MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Canada, Europe, Australasia and the Far East, with values expressed in U.S. dollars. The Index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.
The Fund's portfolio is actively managed and, as a result, asset allocations may change. Sectors may include many industries.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

GLOBAL EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International World Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                                          NAV                        MAX
                                   GLOBAL EQUITY - A          GLOBAL EQUITY - A        MSCI WORLD IX GD
                               -----------------------------------------------------------------------------
01/01/1992 - 12/31/1992                  10000                      9425                     10000
01/01/1993 - 12/31/1993                  12608                      11883                    12313
01/01/1994 - 12/31/1994                  12594                      11870                    13000
01/01/1995 - 12/31/1995                  13752                      12961                    15772
01/01/1996 - 12/31/1996                  14903                      14046                    17980
01/01/1997 - 12/31/1997                  16093                      15168                    20898
01/01/1998 - 12/31/1998                  17553                      16544                    26080
01/01/1999 - 12/31/1999                  19724                      18590                    32689
01/01/2000 - 12/31/2000                  20667                      19479                    28466
01/01/2001 - 12/31/2001                  15955                      15038                    23763
01/01/2002 - 12/31/2002                 $13,310                    $12,544                  $19,120

                              FISCAL YEAR-END 12/31
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING DECEMBER 31, 2002

                           1 YEAR        5 YEARS         10 YEARS      LIFE OF CLASS
      CLASS A(3)           -21.37%        -4.87%            2.29%                  --
      CLASS B(4)           -20.43%        -4.53%              --                -1.69%
      CLASS C(5)           -17.16%        -4.37%              --                -1.66%

(1) Reflects the deduction of the maximum sales charge of 5.75%.
(2) Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance.
(3) Total return, which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all distributions reinvested for the periods shown ending December 31, 2002 using the SEC-required uniform method to compute such return. The Class A shares were first offered on September 30, 1988.
(4) The Class B shares were first offered on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) The Class C Shares were first offered on July 15, 1996. Performance is at net asset value. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

SCHEDULE OF INVESTMENTS
GLOBAL EQUITY FUND DECEMBER 31, 2002

                                          U.S. $
                                           VALUE
INVESTMENTS                     SHARES     (000)
------------------------------------------------
COMMON STOCKS 93.50%

AUSTRALIA 2.50%
Commonwealth Bank
of Australia                    37,488   $   570
Deutsche Office Trust          799,772       536
                                         -------
TOTAL                                      1,106
                                         -------
FINLAND 1.50%
Nokia Oyj                       41,800       664
                                         -------
FRANCE 5.18%
Bnp Paribas S.A.*+              14,250       581
L'oreal S.A                      7,476       569
Sanofi-synthelabo S.A.           9,279       567
Total Fina Elf S.A. Class B      4,000       571
                                         -------
TOTAL                                      2,288
                                         -------
GERMANY 1.09%
Bayerische Motoren
Werke AG                        15,800       480
                                         -------
IRELAND 2.48%
Bank of Ireland                 57,300       588
Irish Life & Permanent Plc      47,000       508
                                         -------
TOTAL                                      1,096
                                         -------
ITALY 4.83%
Autostrade S.P.A.+              58,200       579
ENI S.P.A+                      62,100       987
Unicredito Italiano S.P.A.+    142,200       569
                                         -------
TOTAL                                      2,135
                                         -------
JAPAN 5.73%
Canon, Inc.+                    18,955       714
Fuji Photo Film Co. Ltd.        18,000       587
Takeda Chemical
Industries Ltd.                 12,600       527
Toyota Motor Corp.              26,100       702
                                         -------
TOTAL                                      2,530
                                         -------
NEW ZEALAND 1.25%
Telecom Corp. of
New Zealand Ltd.+              233,900   $   554
                                         -------
NORWAY 1.22%
Gjensidige NOR Sparebank        16,515       541
                                         -------
SWEDEN 1.28%
Hennes & Mauritz AB Class B     29,244       564
                                         -------
UNITED KINGDOM 15.73%
BP plc                          88,200       606
British Sky Broadcasting plc    59,100       608
Compass Group plc              128,760       684
GlaxoSmithKline plc             29,700       570
HBOS plc                        50,400       531
HSBC Holdings plc               49,300       545
Jarvis plc                     102,300       461
Reckitt Benckiser plc           36,800       714
Royal Bank of
Scotland Group plc*             34,000       814
Smith & Nephew plc             115,200       706
Vodafone Group plc             387,200       706
                                         -------
TOTAL                                      6,945
                                         -------
UNITED STATES 50.71%
Abbott Laboratories             12,550       502
Advance PCS*                    21,400       475
Amgen, Inc.*                    11,500       556
Bank of America Corp.           10,800       751
Cardinal Health, Inc.           12,050       713
Citigroup, Inc.                 14,700       517
Clear Channel
Communications, Inc.*           14,700       548
Dell Computer Corp.*            25,600       685
eBay, Inc.*                     11,580       785
Entergy Corp.                   12,700       579
Exxon Mobil Corp.               18,409       643
Federal Home Loan
Mortgage Corp.                   9,946       587

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL EQUITY FUND DECEMBER 31, 2002

                                           U.S. $
                                            VALUE
INVESTMENTS                     SHARES      (000)
-------------------------------------------------
Fifth Third Bancorp             11,850   $    694
First Data Corp.                21,200        751
Fortune Brands, Inc.            14,400        670
Gannett Co., Inc.               11,000        790
General Growth
Properties, Inc.                17,300        900
Getty Images, Inc.*             26,700        816
Intel Corp.                     30,940        482
Itt Industries, Inc.            10,300        625
Merck & CO., Inc.                9,900        560
Mercury Interactive Corp.*      19,000        563
Microsoft Corp.*                14,000        724
North Fork Bancorp, Inc.        19,400        655
Nu Skin Enterprises, Inc.       37,700        451
Pfizer, Inc.                    19,500        596
Philip Morris, Inc.             14,940        606
Pitney Bowes, Inc.              16,000        523
Starbucks Corp.*                26,200        534
Target Corp.                    19,800        594
Tribune Co.*                    19,100        868
USA Networks, Inc.* +           27,850        637
V.F. Corp.                      16,700        602
Wachovia Corp.                  21,400        780
Wal-Mart Stores, inc.           12,550        634
                                         --------
TOTAL                                      22,396
                                         --------
TOTAL COMMON STOCKS (Cost
  $42,669,859)                             41,299
                                         ========
FOREIGN BOND 0.02%

UNITED KINGDOM 0.02%

British Aerospace 7.450%
due 11/29/2003
(Cost $9,914)        GBP        20,314   $      7
                                         ========
SHORT-TERM INVESTMENT 5.00%

REPURCHASE AGREEMENT 5.00%

Repurchase Agreement
dated 12/31/2002, 1.150%
due 1/2/2003 With State
Street Bank & Trust Co.
collateralized by $2,240,000
of Federal Home
Loan Bank At
2.000% due 11/15/2004;
value $2,256,769; proceeds
$2,209,226
(Cost $2,209,085)    USD       $ 2,209   $  2,209
                                         ========
TOTAL INVESTMENTS 98.52%
(Cost $44,888,858)                       $ 43,515
                                         ========

     *    Non-income producing security.
     +    Security (or a portion of security) on loan.
GBP - British Pound
USD - U.S. Dollar

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

LORD ABBETT GLOBAL INCOME FUND

FOR THE YEAR ENDED DECEMBER 31, 2002

Q. HOW DID THE LORD ABBETT GLOBAL INCOME FUND PERFORM FOR THE YEAR ENDED DECEMBER 31, 2002?

A. Lord Abbett Global Income Fund (the "Fund") returned 14.9%(1) for the year ended December 31, 2002, compared with its peer group, the Lipper Global Income Funds Average(2), which returned 11.4% in the same period. PLEASE REFER TO PAGE 10 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. Contributing to the Fund's performance in the period was our decision to lower the portfolio's exposure to mortgage-backed securities (MBS), which became more susceptible to prepayment risk as market interest rates declined. We were underweight MBS for much of the year, but remained overweight government agency securities, which outperformed corporate bonds in the first three quarters.

     Also contributing to performance was the Fund's overweight position in the sovereign bonds of Italy, Spain and Belgium. The Fund was underweight in the bonds of Europe's two largest economies, Germany and France, as the threat of economic contraction in both nations grew.

     Unlike its benchmark(3), the Fund held a small exposure in emerging markets with successful results. As in 2001, Russian bonds were the top performing assets in the sector. The sovereign bonds of Poland and Bulgaria also contributed to performance over the period, reflecting, in part, those nations' successful bid for entry into the European Union (EU). In the fourth quarter, the Fund also benefited from small positions in the sovereign bonds of Peru, Colombia and Mexico, as a measure of stability returned to the region and investors' search for higher yield increased demand. Overall, the Fund's exposure to emerging markets was small relative to its participation in the major European, U.S. and Pacific Rim markets.

     Although off to a good start in the first quarter, the Fund's holdings in high-yield corporate bonds, which are not represented in the benchmark, suffered in the second and third quarters as corporate malfeasance issues and increasing geopolitical risk lowered investor confidence. Investment-grade bonds also suffered in this period. The portfolio's exposure to high-yield bonds, although small relative to its participation in higher-quality credits, detracted from performance, as did positions in lower-quality (BBB) investment-grade corporates in the auto and telecommunications sectors.

     By the end of the third quarter, however, there were signs that investors' risk aversion was diminishing. The Fund increased its exposure to the U.S.

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--------------------------------------------------------------------------------

corporate bond market, where for much of the year the spread between corporate bonds and Treasuries had been at historically wide levels. As investor demand increased in the fourth quarter, tightening the spreads (the difference in yields) between corporate bonds and Treasuries, the Fund benefited from price appreciation in this area.

     While the Fund does not take large positions in currencies, a small, tactical overweight in the Euro boosted performance, as it strengthened against the U.S. dollar in world markets.

     The Fund's positions at the short end of the maturity curve, where we were overweight the benchmark, proved beneficial late in the fiscal year as the U.S. Federal Reserve Bank (the Fed) lowered key interest rates by 50 basis points, steepening the yield curve.(4) Expectations were also growing for an equivalent move by the European Central Bank (ECB) at their meeting in December. As the market priced in the probability of an ECB rate cut, the Fund's short-term European bonds added to performance. Subsequently, the ECB cut rates by 50 basis points.

Q. PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE REPORTING PERIOD.

A. In the first quarter of the year, investors were growing more confident of an eventual U.S. economic recovery; some ventured out of investment "safe havens," such as money-market funds and Treasuries, into higher-yielding corporate bonds and emerging markets, generating a first-quarter rally in both areas.

     In the second quarter, however, concerns about corporate accounting practices raised the perceived risk of corporate bonds, prompting a flight to premier credit-quality corporate issuers, which were the major beneficiaries. Emerging-market sovereign debt benefited from ratings upgrades, providing an alternative investment in the face of increasing corporate risk.

     The yield curve in Europe continued to flatten throughout the period, as investors anticipated rate hikes by European central banks as early as the summer. But, in the United States, the economic recovery seemed to falter in the second quarter, and investors' expectations for an increase in the fed funds rate by the Fed were pushed further out into the autumn or even into 2003. Except for a brief spurt upward in May, market interest rates decreased steadily during the second quarter. Short-term rates fell more than long-term rates, steepening the yield curve in the U.S. once again. Spreads (the difference in yields) between government bonds and riskier assets widened, as investors once again fled to the perceived safety of U.S. Treasuries.

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--------------------------------------------------------------------------------

     Meanwhile, the U.S. dollar fell broadly against a broad basket of currencies, including the Japanese yen, Euro and British pound, as investors looked outside the troubled U.S. corporate bond and equity markets for investment opportunities in Europe and Asia.

     In the United States, the fourth quarter proved to be a critical one in terms of the direction of the financial markets. After months of volatility, wide corporate bond spreads and Treasury yields at 41-year lows, the tone of the market started to improve. During the quarter, for the first time in nearly a year, commercial and industrial loans outstanding increased, reflecting a greater willingness by banks to lend money to corporations. Spreads between high-yield bonds and Treasuries tightened nearly 160 basis points, reflecting investors' perception of reduced risk. Corporate bond issuance picked up, not only in the investment-grade category but also in the high-yield bond market. All of this occurred against a backdrop of modestly improved third-quarter corporate earnings, strengthening balance sheets and a generous 50 basis-point cut in the fed funds rate by the Fed.

     If these positive signs in the U.S. financial markets carry forward into the new year, European markets are likely to respond in kind. The United States is a major source of export sales for Europe's manufacturers, and any pickup in demand from U.S. consumers will stimulate business. As yet, however, there is very little talk of economic recovery in Europe. The economies of the 12 Euro nations are now expected to grow 1% or less in 2003. As the year drew to a close, however, the European Central Bank finally responded to the sluggish Euro zone economy with a 50 basis-point interest rate cut.

     Latin American credits stabilized somewhat, notably in Brazil, where the new government has signaled its intent to push through serious economic reforms, thus reassuring investors. Elsewhere, the Bank of Japan downgraded its assessment of the Japanese economy for the first time in nearly a year, citing the damage to the economy from slower exports.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. We expect positive, but below-trend, economic growth in the United States, aided by both monetary and fiscal stimulus. However, given continuing economic uncertainties and excess capacity in the system, interest rates are likely to remain low. The slow, almost undetectable pace of economic growth in Europe, however, has structural as well as cyclical causes that monetary policy alone cannot address. Economic recovery in Europe may depend ultimately on growth in the United States. Japan will also look to economic growth in the United States to support its exports.

(Unaudited)
--------------------------------------------------------------------------------

     The world faces a number of geopolitical uncertainties and potential threats, which could change the economic outlook. The resiliency of the capital markets, however, has been proved and, as the engine of economic recovery for much of the world, the U.S. economy should provide a good foundation on which to rebuild.

     We believe the medium- to long-term outlook for U.S. corporate bonds is improving. Spreads still remain at wide levels against Treasuries, however, offering the potential for further upside in this sector. Accordingly, we will continue to be value-focused buyers of corporate bonds--both higher-quality credits and high yield. We will also continue to focus on emerging markets, both in eastern Europe and Latin America, where capital flows are likely to increase as investors grow less risk-averse. As we enter the new year, we have already seen evidence of a growing investor confidence in both regions.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the period ended December 31, 2002.
(2) Lipper Global Income Funds Average is based on the performance of funds which invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment. (C)2002 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(3) Lord Abbett Global Income Fund's benchmark is the Lehman Brothers Global Aggregate Index. The Lehman Brothers Global Aggregate Index is a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.
(4) When the difference between short- and long-term rates is diminishing, the yield curve is said to be flattening. The yield curve steepens when short-term rates are significantly lower than long-term rates. A yield curve is obtained by plotting the yields of bonds with maturities ranging from the shortest to the longest available. The resulting curve is a graphic picture of short-term interest rates versus long-term rates.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.
PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.
The Fund's portfolio is actively managed and therefore allocations are subject to change. Sectors may include many industries.
MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

GLOBAL INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Lehman Brothers Global Aggregate Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)
             AT NET ASSET VALUE            AT MAXIMUM OFFERING PRICE(1)    LEHMAN BROTHERS GLOBAL AGGREGATE INDEX(2)
31-Dec-92        $ 10,000.00                     $  9,525.00                              $ 10,000.00
31-Dec-93        $ 11,078.00                     $ 10,552.00                              $ 11,107.00
31-Dec-94        $ 10,701.00                     $ 10,193.00                              $ 11,132.00
31-Dec-95        $ 12,613.00                     $ 12,014.00                              $ 13,319.00
31-Dec-96        $ 13,385.00                     $ 12,749.00                              $ 13,974.00
31-Dec-97        $ 13,951.00                     $ 13,288.00                              $ 14,502.00
31-Dec-98        $ 15,455.00                     $ 14,720.00                              $ 16,492.00
31-Dec-99        $ 13,991.00                     $ 13,326.00                              $ 15,638.00
31-Dec-00        $ 13,985.00                     $ 13,321.00                              $ 16,135.00
31-Dec-01        $ 14,247.00                     $ 13,570.00                              $ 16,389.00
31-Dec-02        $ 16,370.00                     $ 15,592.00                              $ 19,094.00

                              FISCAL YEAR-END 12/31
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING DECEMBER 31, 2002

                             1 YEAR         5 YEARS        10 YEARS         LIFE OF CLASS
         CLASS A(3)            9.39%           2.26%          4.55%                    --
         CLASS B(4)           10.04%           2.45%             --                  3.45%
         CLASS C(5)           14.19%           2.61%             --                  3.70%
         CLASS P(6)           14.82%             --              --                  2.49%

(1) Reflects the deduction of the maximum sales charge of 4.75%.
(2) Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance.
(3) Total return, which is the percent change in value, after deduction of the maximum sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 2002 using the SEC-required uniform method to compute such return. The Class A shares were first offered on September 30, 1988.
(4) The Class B shares were first offered on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) The Class C shares were first offered on July 15,1996. Performance is at net asset value. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.
(6) The Class P shares were first offered on March 4, 1999. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
GLOBAL INCOME FUND DECEMBER 31, 2002

                                                                PRINCIPAL
                                                                   AMOUNT
                                                                 IN LOCAL
                                  INTEREST      MATURITY         CURRENCY          US $
INVESTMENTS                           RATE          DATE            (000)         VALUE
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 96.76%

FOREIGN BONDS 53.02%

AUSTRALIA 0.17%
Australian Government(b)             7.500%    7/15/2005     AUD      177   $   106,647
                                                                            -----------
BELGIUM 2.90%
Belgium Kingdom(b)                   7.250%    4/29/2004     EUR    1,630     1,809,792
                                                                            -----------
BULGARIA 0.24%
Republic of Bulgaria*                8.250%    1/15/2015     USD      135       147,825
                                                                            -----------
CANADA 1.68%
Government of Canada(b)              7.500%    12/1/2003     CAD      855       565,097
Government of Canada(b)              5.500%     6/1/2010     CAD      535       359,163
Telus Corp.                          8.000%     6/1/2011     USD      130       125,450
                                                                            -----------
TOTAL                                                                         1,049,710
                                                                            -----------
CHILE 0.35%
Republic of Chile                    5.625%    7/23/2007     USD      205       216,539
                                                                            -----------
COLOMBIA 0.29%
Republic of Colombia                 9.750%     4/9/2011     USD      176       182,351
                                                                            -----------
FRANCE 0.88%
French Treasury Note(b)              5.000%    7/12/2005     EUR      500       550,290
                                                                            -----------
GERMANY 7.88%
Allgemeine Hypobank AG(b)            5.500%    7/13/2010     EUR    1,644     1,860,017
Deutschland Republic(b)              7.375%     1/3/2005     EUR    1,082     1,234,781
Deutschland Republic(b)              5.250%     7/4/2010     EUR      756       858,875
Kredit Wiederauf(b)                  5.625%   11/27/2007     EUR      835       956,325
                                                                            -----------
TOTAL                                                                         4,909,998
                                                                            -----------
GREECE 1.07%
Hellenic Republic(b)                 5.250%    5/18/2012     EUR      600       668,667
                                                                            -----------
IRELAND 0.19%
MDP Acquisitions plc*(b)            10.125%    10/1/2012     EUR      110       118,106
                                                                            -----------
ITALY 7.65%
Buoni Poliennali Del Tes(b)          5.250%   12/15/2005     EUR    3,000     3,337,419

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND DECEMBER 31, 2002

                                                                PRINCIPAL
                                                                   AMOUNT
                                                                 IN LOCAL
                                  INTEREST      MATURITY         CURRENCY          US $
INVESTMENTS                           RATE          DATE            (000)         VALUE
---------------------------------------------------------------------------------------
Buoni Poliennali Del Tes(b)          6.000%     5/1/2031     EUR    1,175   $ 1,432,726
                                                                            -----------
TOTAL                                                                         4,770,145
                                                                            -----------
JAPAN 13.49%
Development Bank of Japan(b)         2.875%   12/20/2006     JPY  170,000     1,581,990
European Investment Bank(b)          3.000%    9/20/2006     JPY  221,000     2,057,870
GE Financial Assurance(b)            1.600%    6/20/2011     JPY  185,000     1,558,214
Japan Fin Corp Muni Ent(b)           1.550%    2/21/2012     JPY  191,000     1,710,100
Pfizer, Inc.(b)                      0.800%    3/18/2008     JPY  175,000     1,500,572
                                                                            -----------
TOTAL                                                                         8,408,746
                                                                            -----------
LUXEMBOURG 1.78%
Europaeische Hypobank(b)             5.750%     1/4/2011     EUR      965     1,109,481
                                                                            -----------
MALAYSIA 0.30%
Petroliam Nasion Berhad*             7.750%    8/15/2015     USD      160       185,215
                                                                            -----------
MEXICO 1.14%
United Mexican States(b)             9.875%     2/1/2010     EUR      295       362,880
United Mexican States*               7.500%     3/8/2010     USD      315       348,266
                                                                            -----------
TOTAL                                                                           711,146
                                                                            -----------
NETHERLANDS 0.66%
Netherlands Government(b)            5.750%    2/15/2007     EUR      357       409,520
                                                                            -----------
PANAMA 0.17%
Republic of Panama                   9.375%    1/16/2023     USD      100       103,250
                                                                            -----------
PERU 0.33%
Republic of Peru(a)                  9.125%    2/21/2012     USD      210       206,325
                                                                            -----------
POLAND 0.51%
Poland Government(b)                 8.500%    5/12/2007     PLN    1,100       318,603
                                                                            -----------
ROMANIA 0.50%
Romania(b)                          10.625%    6/27/2008     EUR      250       311,153
                                                                            -----------
RUSSIA 0.38%
Russian Federation*(d)               5.000%/  3/31/2007 &    USD      299       237,705
                                     7.500%    3/31/2030                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND DECEMBER 31, 2002

                                                                PRINCIPAL
                                                                   AMOUNT
                                                                 IN LOCAL
                                  INTEREST      MATURITY         CURRENCY          US $
INVESTMENTS                           RATE          DATE            (000)         VALUE
---------------------------------------------------------------------------------------
SPAIN 4.68%
Spanish Government(b)                6.000%    1/31/2008     EUR    2,500   $ 2,914,958
                                                                            -----------
SWEDEN 1.24%
Swedish Government(b)                8.000%    8/15/2007     SEK    5,825       774,867
                                                                            -----------
UNITED KINGDOM 4.54%
European Investment Bank(b)          6.250%    12/7/2008     GBP      657     1,155,289
KFW Int'l. Finance(b)                6.250%   10/15/2003     EUR      225       242,467
KFW Int'l. Finance(b)                6.000%    12/7/2028     GBP      162       305,762
United Kingdom Treasury(b)           9.000%    7/12/2011     GBP      249       530,695
United Kingdom Treasury(b)           6.000%    12/7/2028     GBP      300       595,648
                                                                            -----------
TOTAL                                                                         2,829,861
                                                                            -----------
TOTAL FOREIGN BONDS
  (Cost $28,121,212)                                                         33,050,900
                                                                            ===========
UNITED STATES BONDS 43.74%

UNITED STATES 43.74%
Airgas, Inc.                         7.750%    9/15/2006     USD      125       129,853
American Standard, Inc.              7.625%    2/15/2010     USD      120       127,800
AOL Time Warner, Inc.                6.125%    4/15/2006     USD       65        67,170
AOL Time Warner, Inc.                6.750%    4/15/2011     USD      140       145,864
AT&T Corp.                           7.800%   11/15/2011     USD       75        82,135
AT&T Corp.                           8.000%   11/15/2031     USD       25        27,650
AT&T Wireless Services, Inc.         7.875%     3/1/2011     USD      215       216,461
Aztar Corp.                          9.000%    8/15/2011     USD       80        82,400
Calpine Corp.                        7.875%     4/1/2008     USD      165        70,125
Chesapeake Energy Corp.              8.375%    11/1/2008     USD       90        93,600
Citigroup, Inc.                      6.625%    6/15/2032     USD      100       109,543
Corn Products Int'l., Inc.           8.450%    8/15/2009     USD      125       127,130
Credit Suisse First Boston, Inc.
  1998-C2 A1                         5.960%   11/11/2030     USD      986     1,060,502
CRH America, Inc.(a)                 6.950%    3/15/2012     USD      125       140,277
CSC Holdings, Inc.                   8.125%    8/15/2009     USD       75        72,469
Cummins, Inc.*                       9.500%    12/1/2010     USD       50        53,500
Dayton Hudson Credit Card TR
  1998-1 A                           5.900%    5/25/2006     USD      500       512,500
Dean Foods Co.                       8.150%    08/1/2007     USD       90        94,834
Deutsche Telekom Fin                 9.250%     6/1/2032     USD       93       118,393
Dominion Resources, Inc.             6.250%    6/30/2012     USD       95       101,105

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND DECEMBER 31, 2002

                                                                PRINCIPAL
                                                                   AMOUNT
                                                                 IN LOCAL
                                  INTEREST      MATURITY         CURRENCY          US $
INVESTMENTS                           RATE          DATE            (000)         VALUE
---------------------------------------------------------------------------------------
Dow Chemical Co.                     5.970%    1/15/2009     USD      340   $   357,079
DTE Energy Co.                       7.050%     6/1/2011     USD      100       111,192
Dun & Bradstreet Corp.               6.625%    3/15/2006     USD      237       257,571
Duquesne Light Co.                   6.700%    4/15/2012     USD       85        96,971
Enterprise Products Operating LP     7.500%     2/1/2011     USD      360       389,222
Federal Gold Home Loan Mortgage
  Corp.                              5.500%          TBA     USD      260       265,044
Federal Gold Home Loan Mortgage
  Corp.                              7.000%     7/1/2031     USD      973     1,022,827
Federal Home Loan Mortgage
  Corp.(c)                           1.825%    7/15/2008     USD       41        41,232
Federal Home Loan Mortgage
  Corp.(c)                           1.875%   12/15/2008     USD      180       180,270
Federal Home Loan Mortgage Corp.     6.000%          TBA     USD      855       884,156
Federal National Mortgage Assoc.     6.625%    9/15/2009     USD      350       411,215
Federal National Mortgage Assoc.     6.250%    3/22/2012     USD    1,400     1,510,774
Federal National Mortgage Assoc.     6.625%   11/15/2030     USD      697       820,508
Federal National Mortgage Assoc.     6.750%     3/1/2005     USD        7         7,313
Federal National Mortgage Assoc.     7.000%     1/1/2017     USD      938       998,661
Federal National Mortgage Assoc.     6.000%     7/1/2017     USD      665       695,644
Federal National Mortgage Assoc.     5.500%          TBA     USD      790       818,677
Federal National Mortgage Assoc.     6.500%          TBA     USD    2,420     2,519,944
Ferro Corp.                          9.125%     1/1/2009     USD      265       280,039
FMC Corp.                            6.750%     5/5/2005     USD      105       102,553
Ford Credit Auto Owner Trust
  2000-G A4                          6.620%    7/15/2004     USD      298       302,946
Ford Motor Co.                       7.450%    7/16/2031     USD       75        65,416
Ford Motor Credit Corp.              6.875%     2/1/2006     USD    1,045     1,047,545
France Telecom                      10.000%     3/1/2031     USD       80        97,701
General Electric Capital Corp.       6.750%    3/15/2032     USD      120       133,117
Georgia-Pacific Corp.(a)             9.500%    12/1/2011     USD      125       123,125
GMAC Mortgage Corp.                  6.875%    8/28/2012     USD       85        83,934
GMAC Mortgage Corp.                  8.000%    11/1/2031     USD      150       151,242
Goodyear Tire & Rubber Co.           7.857%    8/15/2011     USD      135       101,242
Green Tree Financial Corp.
  1999-5 A3                          6.970%     4/1/2031     USD      474       481,969
Halliburton Co.(a)                   6.000%     8/1/2006     USD       90        91,888
Harrahs Operating Co., Inc.          8.000%     2/1/2011     USD       85        98,184
HCA, Inc.                            6.950%     5/1/2012     USD      100       105,563
Hilton Hotels Corp.                  8.250%    2/15/2011     USD       90        94,284
Household Finance Corp.              6.375%   10/15/2011     USD      125       130,908
Household Finance Corp.              7.625%    5/17/2032     USD       70        78,603

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND DECEMBER 31, 2002

                                                                PRINCIPAL
                                                                   AMOUNT
                                                                 IN LOCAL
                                  INTEREST      MATURITY         CURRENCY          US $
INVESTMENTS                           RATE          DATE            (000)         VALUE
---------------------------------------------------------------------------------------
Int'l. Flavors & Fragrances, Inc.    6.450%    5/15/2006     USD      320   $   345,917
John Deere Capital Corp.             7.000%    3/15/2012     USD      145       168,409
Kansas City Power & Light Co.        7.125%   12/15/2005     USD      500       555,625
Lenfest Communications, Inc.         8.250%    2/15/2008     USD      295       309,983
Lincoln National Corp.               6.200%   12/15/2011     USD      125       133,533
Massachusetts RRB 1999-1 A2          6.450%    9/15/2005     USD      199       203,344
Meadwestvaco Corp.                   6.800%   11/15/2032     USD       60        61,196
Morgan Stanley                       6.750%    4/15/2011     USD      160       178,089
Niagara Mohawk Holdings, Inc.        5.375%    10/1/2004     USD       90        93,522
Oncor Electric Delivery Co.*         6.375%     5/1/2012     USD       50        51,588
Oshkosh Truck Corp.                  8.750%     3/1/2008     USD      150       155,063
Owens-Brockway Glass Co.*            8.750%   11/15/2012     USD       80        81,600
Park Place Entertainment Corp.       7.500%     9/1/2009     USD      155       159,658
Praxair, Inc.                        6.500%     3/1/2008     USD      115       129,773
Quest Diagnostics, Inc.              7.500%    7/12/2011     USD      125       143,144
Residential Asset Sec. Corp.
  1997-KS3 AI6                       6.900%    8/25/2027     USD      325       337,071
Saks, Inc.                           7.500%    12/1/2010     USD       90        85,500
Scholastic Corp.                     5.750%    1/15/2007     USD      150       160,214
Sears Credit Acct Master TR
  2002-5 A(c)                        1.750%   11/17/2009     USD      120       120,108
Sears Roebuck Acceptance Corp.       7.000%     6/1/2032     USD       35        29,422
Tembec Industries, Inc.              7.750%    3/15/2012     USD      125       121,875
The Goldman Sachs Group, Inc.        6.875%    1/15/2011     USD       90       100,619
The Goldman Sachs Group, Inc.        6.600%    1/15/2012     USD      190       210,311
The Money Store Home Equity TR
  1994-A A5                          6.725%    6/15/2024     USD      700       710,279
U.S. Treasury Bond                   5.250%    2/15/2029     USD      453       473,521
U.S. Treasury Bond                   5.375%    2/15/2031     USD      604       658,662
U.S. Treasury Notes                  6.500%    2/15/2010     USD      400       478,240
U.S. Treasury Notes                  2.125%   10/31/2004     USD    1,000     1,011,300
U.S. Treasury Strips                 0.000%    8/15/2020     USD    1,182       475,046
Vanderbilt Mortgage Fin. TR
  2000-D A2                          6.975%     1/7/2014     USD      277       285,052
Verizon Global Funding Corp.(a)      7.250%    12/1/2010     USD      285       324,507
Viacom, Inc.                         7.875%    7/30/2030     USD       65        81,172
Waste Management, Inc.               7.375%     8/1/2010     USD      155       169,840
Waste Management, Inc.               7.100%     8/1/2026     USD      178       180,610
Weyerhaeuser Co.                     6.125%    3/15/2007     USD       80        85,726
                                                                            -----------
TOTAL UNITED STATES BONDS (Cost $27,288,287)                                 27,261,389
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS (Cost $55,409,499)                               60,312,289
                                                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND DECEMBER 31, 2002

                                                                PRINCIPAL
                                                                   AMOUNT
                                                                 IN LOCAL
                                                                 CURRENCY          US $
INVESTMENTS                                                         (000)         VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 9.09%

REPURCHASE AGREEMENT 9.09%

Repurchase Agreement dated 12/31/2002 1.150% due 1/2/2003 with State Street Bank & Trust Co.
collateralized by $5,545,000 of Federal Farm Credit
Bank at 3.875% due 12/15/2004; value $5,777,214;
proceeds $5,663,809

(Cost $5,663,447)                                            USD    5,663   $  5,663,447
                                                                            --=---------
TOTAL INVESTMENTS 105.85% (Cost $61,072,946)                                $ 65,975,736
                                                                            ============

  *   Restricted security under Rule 144A.
(a)   Security (or portion of security) on loan.
(b) Investments in non-U.S. dollar denominated securities (47.44% of total investments). The remaining securities (52.56% of total investments) are invested in U.S. dollar denominated securities.
(c) Variable rate security. The interest rate represents the rate at December 31, 2002.
(d) Step-up bonds pay lower interest during the initial period and then increase to a higher coupon rate.
TBA - To be announced. Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
PLN - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                                                                    GLOBAL          GLOBAL
                                                                               EQUITY FUND     INCOME FUND
ASSETS:
  Investments in securities, at cost                                          $ 44,888,858    $ 61,072,946
----------------------------------------------------------------------------------------------------------
  Investments in securities, at value                                         $ 43,514,651    $ 65,975,736
  Market value of collateral for securities loaned                               4,068,177         830,300
  Cash, at value (cost $1,915,003 and 57,725, respectively)                      1,971,197          58,672
  Receivables:
    Interest and dividends                                                          97,537       1,018,622
    Investment securities sold                                                   1,087,445              --
    Capital shares sold                                                             55,114         183,409
    From affiliate                                                                   2,543              --
  Prepaid expenses and other assets                                                 10,702          17,886
----------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                  50,807,366      68,084,625
----------------------------------------------------------------------------------------------------------
LIABILITIES:
  Securities lending collateral                                                  4,068,177         830,300
  Payables:
    Investment securities purchased                                              1,693,542       4,445,180
    Capital shares reacquired                                                      645,320          34,720
    Management fees                                                                 28,257          25,818
    12b-1 distribution fees                                                         21,841          30,974
    Directors' fees                                                                 28,362          54,213
  Dividends payable                                                                     --         217,820
  Accrued expenses and other liabilities                                           153,165         113,840
----------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                              6,638,664       5,752,865
==========================================================================================================
NET ASSETS                                                                    $ 44,168,702    $ 62,331,760
==========================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $ 57,735,595    $ 70,674,343
Distributions in excess of net investment income                                   (29,262)       (204,304)
Accumulated net realized loss on investments, futures
  contracts and foreign currency related transactions                          (12,221,011)    (13,124,161)
Netunrealized appreciation (depreciation) on investments and translation of
  assets and liabilities denominated in foreign currencies                      (1,316,620)      4,985,882
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $ 44,168,702    $ 62,331,760
==========================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                $ 37,555,302    $ 55,419,101
Class B Shares                                                                $  4,207,464    $  2,841,429
Class C Shares                                                                $  2,405,936    $  2,988,933
Class P Shares                                                                          --    $  1,082,297
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                   4,510,451       8,024,245
Class B Shares                                                                     523,460         410,505
Class C Shares                                                                     298,533         431,625
Class P Shares                                                                          --         157,597
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DVIDED BY OUTSTANDING SHARES)
Class A Shares-Net asset value                                                $       8.33    $       6.91
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75% and 4.75%, respectively)        $       8.84    $       7.25
Class B Shares-Net asset value                                                $       8.04    $       6.92
Class C Shares-Net asset value                                                $       8.06    $       6.92
Class P Shares-Net asset value                                                          --    $       6.87
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                                           GLOBAL         GLOBAL
                                                                      EQUITY FUND    INCOME FUND
INVESTMENT INCOME:
Interest                                                             $    402,173    $ 2,622,012
Dividends                                                                 861,595             --
Securities lending                                                         38,087          3,649
Foreign withholding tax                                                   (41,902)       (23,379)
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 1,259,953      2,602,282
------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                           364,213        287,284
12b-1 distribution plan-Class A                                           153,993        195,877
12b-1 distribution plan-Class B                                            43,048         20,150
12b-1 distribution plan-Class C                                            23,126         20,717
12b-1 distribution plan-Class P                                                --          5,216
Shareholder servicing fees                                                368,359        123,655
Reports to shareholders                                                    22,444         24,922
Registration                                                               45,881         49,697
Fund accounting                                                            30,118         34,617
Custody                                                                    11,365         20,530
Professional                                                               36,758         48,739
Directors' fees                                                             1,739          1,863
Pricing                                                                    12,517         11,628
Other                                                                      37,732          3,771
------------------------------------------------------------------------------------------------
Gross expenses                                                          1,151,293        848,666
  Expense reductions                                                         (878)        (1,227)
------------------------------------------------------------------------------------------------
NET EXPENSES                                                            1,150,415        847,439
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     109,538      1,754,843
------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments, futures contracts
  and foreign currency related transactions                            (7,613,223)       (35,548)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in
  foreign currencies                                                   (1,357,869)     6,133,197
================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)                                (8,971,092)     6,097,649
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $ (8,861,554)   $ 7,852,492
================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2002

                                                                          GLOBAL          GLOBAL
INCREASE (DECREASE) IN NET ASSETS                                    EQUITY FUND     INCOME FUND
OPERATIONS:
Net investment income                                               $    109,538    $  1,754,843
Net realized loss on investments, futures contracts
  and foreign currency related transaction                            (7,613,223)        (35,548)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in
  foreign currencies                                                  (1,357,869)      6,133,197
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       (8,861,554)      7,852,492
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                              (126,911)     (1,975,221)
   Class B                                                                     -         (67,909)
   Class C                                                                     -         (81,891)
   Class P                                                                     -         (43,835)
Paid-in capital
   Class A                                                                     -        (856,981)
   Class B                                                                     -         (29,464)
   Class C                                                                     -         (35,529)
   Class P                                                                     -         (19,019)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (126,911)     (3,109,849)
================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     24,423,505      15,838,843
Reinvestment of distributions                                            120,282       2,406,368
Cost of shares reacquired                                            (25,232,326)    (17,302,170)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS                                                         (688,539)        943,041
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                 (9,677,004)      5,685,684
================================================================================================
NET ASSETS
Beginning of year                                                     53,845,706      56,646,076
------------------------------------------------------------------------------------------------
END OF YEAR                                                         $ 44,168,702    $ 62,331,760
================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                    $    (29,262)   $   (204,304)
================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year ended December 31, 2001

                                                                          GLOBAL          GLOBAL
DECREASE IN NET ASSETS                                               EQUITY FUND     INCOME FUND
OPERATIONS:
Net investment income (loss)                                        $   (162,568)   $  2,320,509
Net realized gain (loss) on investment transactions
  and foreign currency related transactions                           (4,618,824)        707,810
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in
  foreign currencies                                                 (11,969,918)     (1,905,623)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      (16,751,310)      1,122,696
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                     -      (3,475,991)
   Class B                                                                     -         (81,383)
   Class C                                                                     -        (104,666)
   Class P                                                                     -         (18,873)
Paid-in Capital
   Class A                                                                     -        (243,667)
   Class B                                                                     -          (5,703)
   Class C                                                                     -          (7,354)
   Class P                                                                     -          (1,316)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                            -      (3,938,953)
================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     53,078,270       9,293,112
Reinvestment of distributions                                                  -       3,109,543
Cost of shares reacquired                                            (55,411,176)    (18,929,914)
------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS  (2,332,906)     (6,527,259)
================================================================================================
NET DECREASE IN NET ASSETS                                           (19,084,216)     (9,343,516)
================================================================================================
NET ASSETS:
Beginning of year                                                     72,929,922      65,989,592
------------------------------------------------------------------------------------------------
END OF YEAR                                                         $ 53,845,706    $ 56,646,076
================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                     $    (27,736)   $   (283,541)
================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
GLOBAL EQUITY FUND


                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $  10.02       $  12.98       $  13.82       $  12.29       $  12.08
                                                   ========       ========       ========       ========       ========
Investment operations
  Net investment income (loss)                          .03(a)        (.02)(a)       (.05)(a)       (.09)(a)        .01(a)
  Net realized and unrealized gain (loss)             (1.69)         (2.94)           .65           1.62           1.08
                                                   --------       --------       --------       --------       --------
    Total from investment operations                  (1.66)         (2.96)           .60           1.53           1.09
                                                   --------       --------       --------       --------       --------
Distributions to shareholders from:
  Net investment income                                (.03)             -              -              -           (.03)
  Net realized gain                                       -              -          (1.44)             -           (.85)
                                                   --------       --------       --------       --------       --------
    Total distributions                                (.03)             -          (1.44)             -           (.88)
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                       $   8.33       $  10.02       $  12.98       $  13.82       $  12.29
                                                   ========       ========       ========       ========       ========
Total Return(b)                                      (16.58)%       (22.80)%         4.78%         12.37%          9.07%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                         2.29%          1.99%          1.78%          1.94%          1.66%
  Expenses, excluding expense
    reductions                                         2.29%          2.01%          1.79%          1.94%          1.66%
  Net investment income (loss)                          .30%          (.19)%         (.34)%         (.77)%          .06%

                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002           2001           2000           1999           1998
=======================================================================================================================
   Net assets, end of year (000)                   $ 37,555       $ 47,016       $ 64,288       $ 66,975       $ 75,524

   Portfolio turnover rate                            43.52%         97.27%         41.21%         78.74%         89.48%
=======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL EQUITY FUND


                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)

NET ASSET VALUE, BEGINNING OF YEAR                 $   9.70       $  12.65       $  13.60       $  12.18       $  12.03
                                                   ========       ========       ========       ========       ========
Investment operations
  Net investment loss                                  (.03)(a)       (.09)(a)       (.14)(a)       (.17)(a)       (.09)(a)
  Net realized and unrealized gain (loss)             (1.63)         (2.86)           .63           1.59           1.09
                                                   --------       --------       --------       --------       --------
    Total from investment operations                  (1.66)         (2.95)           .49           1.42           1.00
                                                   --------       --------       --------       --------       --------
Distributions to shareholders from
  net realized gain                                       -              -          (1.44)             -           (.85)
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                       $   8.04       $   9.70       $  12.65       $  13.60       $  12.18
                                                   ========       ========       ========       ========       ========
Total Return(b)                                      (17.11)%       (23.32)%         4.12%         11.49%          8.37%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                         2.92%          2.62%          2.40%          2.57%          2.37%
  Expenses, excluding expense
    reductions                                         2.92%          2.64%          2.41%          2.57%          2.37%
  Net investment loss                                  (.33)%         (.82)%         (.92)%        (1.42)%         (.70)%

                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002           2001           2000           1999           1998
=======================================================================================================================
  Net assets, end of year (000)                    $  4,208       $  4,568       $  5,615       $  3,686       $  2,781
  Portfolio turnover rate                             43.52%         97.27%         41.21%         78.74%         89.48%
=======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL EQUITY FUND


                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $   9.73       $  12.69       $  13.63       $  12.20       $  12.05
                                                   ========       ========       ========       ========       ========
Investment operations
  Net investment loss                                  (.03)(a)       (.08)(a)       (.14)(a)       (.17)(a)       (.09)(a)
  Net realized and unrealized gain (loss)             (1.64)         (2.88)           .64           1.60           1.09
                                                   --------       --------       --------       --------       --------
    Total from investment operations                  (1.67)         (2.96)           .50           1.43           1.00
                                                   --------       --------       --------       --------       --------
Distributions to shareholders from:

  Net realized gain                                       -              -          (1.44)             -           (.85)
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                       $   8.06       $   9.73       $  12.69       $  13.63       $  12.20
                                                   ========       ========       ========       ========       ========
Total Return(b)                                      (17.16)%       (23.33)%         4.19%         11.56%          8.35%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                         2.92%          2.62%          2.40%          2.57%          2.37%
  Expenses, excluding expense
    reductions                                         2.92%          2.64%          2.41%          2.57%          2.37%
  Net investment loss                                  (.33)%         (.78)%         (.94)%        (1.44)%         (.69)%

                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002           2001           2000           1999           1998
=======================================================================================================================
  Net assets, end of year (000)                    $  2,406       $  2,262       $  3,027       $  2,305       $  1,788
  Portfolio turnover rate                             43.52%         97.27%         41.21%         78.74%         89.48%
-----------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
GLOBAL INCOME FUND

                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $   6.35       $   6.65       $   7.16       $   8.44       $   8.09
                                                   ========       ========       ========       ========       ========
Investment operations
  Net investment income (net of
    interest expense)                                   .20(a)         .25(a)(e)      .23(a)         .47(a)         .55(a)
  Net realized and unrealized gain (loss)               .72           (.12)          (.25)         (1.26)           .30
                                                   --------       --------       --------       --------       --------
    Total from investment operations                    .92            .13           (.02)          (.79)           .85
                                                   --------       --------       --------       --------       --------
Distributions to shareholders from:
  Net investment income                                (.25)          (.40)             -           (.39)          (.50)
  Paid-in capital                                      (.11)          (.03)          (.49)          (.10)             -
                                                   --------       --------       --------       --------       --------
    Total distributions                                (.36)          (.43)          (.49)          (.49)          (.50)
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                       $   6.91       $   6.35       $   6.65       $   7.16       $   8.44
                                                   ========       ========       ========       ========       ========
Total Return(b)                                       14.90%          1.87%          (.03)%        (9.47)%        10.79%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                         1.44%          1.25%          1.25%          1.24%          1.18%
  Expenses, excluding expense
    reductions                                         1.44%          1.29%          1.31%          1.24%          1.18%
  Net investment income                                3.09%          3.85%          3.42%          6.08%          6.75%

                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002           2001           2000           1999           1998
=======================================================================================================================
  Net assets, end of year (000)                    $ 55,419       $ 52,449       $ 62,592       $ 86,015       $119,447
  Portfolio turnover rate                            216.16%        393.95%        406.50%        314.07%        359.13%
=======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND


                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $   6.37       $   6.67       $   7.17       $   8.44       $   8.09
                                                   ========       ========       ========       ========       ========
Investment operations
  Net investment income (net of
    interest expense)                                   .16(a)         .21(a)(e)      .19(a)         .43(a)         .49(a)
  Net realized and unrealized gain (loss)               .71           (.12)          (.25)         (1.26)           .30
                                                   --------       --------       --------       --------       --------
    Total from investment operations                    .87            .09           (.06)          (.83)           .79
                                                   --------       --------       --------       --------       --------
Distributions to shareholders from:
  Net investment income                                (.22)          (.36)             -           (.35)          (.44)
  Paid-in capital                                      (.10)          (.03)          (.44)          (.09)             -
                                                   --------       --------       --------       --------       --------
    Total distributions                                (.32)          (.39)          (.44)          (.44)          (.44)
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                       $   6.92       $   6.37       $   6.67       $   7.17       $   8.44
                                                   ========       ========       ========       ========       ========
Total Return(b)                                       14.04%          1.28%          (.44)%       (10.11)%        10.03%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                         2.06%          1.88%          1.86%          1.89%          1.87%
  Expenses, excluding expense
    reductions                                         2.06%          1.92%          1.92%          1.89%          1.87%
  Net investment income                                2.42%          3.20%          2.79%          5.57%          6.01%

                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002           2001           2000           1999           1998
=======================================================================================================================
  Net assets, end of year (000)                    $  2,842       $  1,519       $  1,317       $  1,508       $  1,522
  Portfolio turnover rate                            216.16%        393.95%        406.50%        314.07%        359.13%
=======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND


                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $   6.37       $   6.66       $   7.17       $   8.44       $   8.09
                                                   ========       ========       ========       ========       ========
Investment operations
  Net investment income (net of
    interest expense)                                   .17(a)         .21(a)(e)      .19(a)         .43(a)         .50(a)
  Net realized and unrealized gain (loss)               .71           (.11)          (.26)         (1.26)           .29
                                                   --------       --------       --------       --------       --------
    Total from investment operations                    .88            .10           (.07)          (.83)           .79
                                                   --------       --------       --------       --------       --------
Distributions to shareholders from:
  Net investment income                                (.23)          (.36)             -           (.35)          (.44)
  Paid-in capital                                      (.10)          (.03)          (.44)          (.09)             -
                                                   --------       --------       --------       --------       --------
    Total distributions                                (.33)          (.39)          (.44)          (.44)          (.44)
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                       $   6.92       $   6.37       $   6.66       $   7.17       $   8.44
                                                   ========       ========       ========       ========       ========
Total Return(b)                                       14.19%          1.34%          (.73)%        (9.98)%        10.03%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                         1.94%          1.84%          1.90%          1.88%          1.85%
  Expenses, excluding expense
    reductions                                         1.94%          1.88%          1.96%          1.88%          1.85%
  Net investment income                                2.56%          3.23%          2.77%          5.42%          6.08%

                                                                                YEAR ENDED 12/31
                                                   --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002           2001           2000           1999           1998
=======================================================================================================================
  Net assets, end of year (000)                    $  2,989       $  2,152       $  1,852       $  2,696       $  4,193
  Portfolio turnover rate                            216.16%        393.95%        406.50%        314.07%        359.13%
=======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND

                                                                   YEAR ENDED                   3/4/1999(c)
                                                   --------------------------------------          TO
                                                     2002           2001           2000         12/31/1999
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD              $   6.32       $   6.62       $   7.16       $   7.91
                                                  ========       ========       ========       ========
Investment operations
  Net investment income (net of interest expense)      .20(a)         .24(a)(e)      .22(a)         .42(a)
  Net realized and unrealized gain (loss)              .71           (.11)          (.28)          (.85)
                                                  --------       --------       --------       --------

    Total from investment operations                   .91            .13           (.06)          (.43)
                                                  --------       --------       --------       --------
Distributions to shareholders from:
  Net investment income                               (.25)          (.40)             -           (.25)
  Paid-in capital                                     (.11)          (.03)          (.48)          (.07)
                                                  --------       --------       --------       --------
    Total distributions                               (.36)          (.43)          (.48)          (.32)
                                                  --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                    $   6.87       $   6.32       $   6.62       $   7.16
                                                  ========       ========       ========       ========
Total Return(b)                                      14.82%          1.84%          (.57)%        (5.51)%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions              1.51%          1.33%          1.31%          1.25%(d)
  Expenses, excluding expense reductions              1.51%          1.37%          1.37%          1.25%(d)

  Net investment income                               2.96%          3.69%          3.34%          5.66%(d)

                                                                   YEAR ENDED                   3/4/1999(c)
                                                   --------------------------------------          TO
SUPPLEMENTAL DATA:                                   2002           2001           2000         12/31/1999
===========================================================================================================
  Net assets, end of period (000)                  $  1,082       $    526       $    229       $    210
  Portfolio turnover rate                            216.16%        393.95%        406.50%        314.07%
===========================================================================================================

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.
(e)  Interest expense is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Lord Abbett Global Fund, Inc. (the "Company") is an open-end management investment company, incorporated under Maryland law on February 23, 1988. The Company consists of the following two portfolios ("Funds") and their respective classes: Equity Series ("Global Equity Fund"), Class A, B, C, and P shares; and Income Series ("Global Income Fund"), Class A, B, C, and P shares. As of the date of this report, no P shares have been issued for Global Equity Fund. Global Equity Fund is diversified as defined under the Investment Company Act of 1940 (the "Act"). Global Income Fund is non-diversified.

Global Equity Fund's investment objective is long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration. Global Income Fund's investment objective is high current income consistent with reasonable risk. Capital appreciation is a secondary consideration. Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of the Class B, C, and P shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchase made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of an original purchase of Class B shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares, based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual Fund are allocated to the Funds within the Company on a pro rata basis. Expenses excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) FOREIGN TRANSACTIONS-The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds' records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included as net realized gain (loss) on investments, futures contracts and foreign currency related transactions on the Statements of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The Funds may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation/depreciation on investments, and translation of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments, futures contracts and foreign currency related transactions. At December 31, 2002, there are no forward foreign currency exchange contracts outstanding.

(h) FUTURE CONTRACTS-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally open futures contracts are marked to market for federal income tax purposes at fiscal year-end.

(i) REPURCHASE AGREEMENTS-The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon disposition of them.

(j) SHORT SALES-Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES
The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

-----------------------------
Global Equity Fund       .75%
Global Income Fund       .50%

12b-1 DISTRIBUTION PLANS
Each of the Funds has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A          CLASS B    CLASS C(3)   CLASS P
-----------------------------------------------------------------------
Service                   .25%             .25%        .25%        .20%
Distribution              .10%(1)(2)       .75%        .75%        .25%

(1) In addition, each Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Global Equity Fund and Global Income Fund collected $11,644 and $22, respectively of CDSCs during the year.

(2) In addition, each Fund pays an incremental marketing expense of approximately .03% of the average net assets of Class A.

(3) Until January 1, 2002, the Company had in place a Plan for Class C shares that provided for Global Equity Fund and Global Income Fund to pay Distributor at the time of sale, distribution and service fees not to exceed .75% and .25%, respectively, of the net asset value of the shares sold. These payments were generally amortized over a one-year period. In addition, at each quarter end after the first anniversary of the sale, each Fund paid Distributor distribution and service fees not to exceed .75% and .25%, respectively, of the average daily net assets of such shares. Effective January 1, 2002, the Company amended the Plan so that each of these Funds pays Distributor distribution and service fees at annual rates not to exceed .75% and .25%, respectively, of the average daily net assets of the Class C shares outstanding payable at each month end. In connection with these changes to the Plan, Distributor reimbursed the Global Equity Fund and Global Income Fund for the prepaid distribution and service fee balances outstanding as of December 31, 2001, of $31,942 and $3,913, respectively.

Effective January 1, 2003, the incremental marketing expense of approximately ..03% of average daily net assets attributable to Class A will be terminated under the Plan. Also effective January 1, 2003, Lord Abbett will begin providing certain administrative services to the Funds pursuant to an Administrative Services Agreement at the annual rate of .04% of the Fund's average daily net assets. This will result in Lord Abbett paying Fund Accounting expenses that were previously charged to the Funds.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers for the year ended December 31, 2002:

                                                      DISTRIBUTOR       DEALERS'
                                                      COMMISSIONS    CONCESSIONS
--------------------------------------------------------------------------------
Global Equity Fund                                      $  21,152    $   115,946
Global Income Fund                                          6,001         30,726

One Director and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid semi-annually for Global Equity Fund, and declared daily and paid monthly for Global Income Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 are as follows:

                                GLOBAL EQUITY FUND        GLOBAL INCOME FUND
-------------------------------------------------------------------------------
                             12/31/2002   12/31/2001   12/31/2002    12/31/2001
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary income              $  126,911   $        -   $ 2,168,856  $ 3,680,913
Net long-term capital gains           -            -             -            -
-------------------------------------------------------------------------------
   Total distributions          126,911            -     2,168,856    3,680,913
   Tax return of capital              -            -       940,993      258,040
-------------------------------------------------------------------------------
Total distributions paid     $  126,911   $        -   $ 3,109,849  $ 3,938,953
===============================================================================

As of December 31, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:

                                  GLOBAL EQUITY FUND       GLOBAL INCOME FUND
-----------------------------------------------------------------------------
Capital loss carryforwards          $  (12,230,180)        $     (12,410,524)
Temporary differences                      (29,262)                 (272,034)
Unrealized gains (losses) - net         (1,307,451)                4,339,975
-----------------------------------------------------------------------------
   Total accumulated losses - net   $  (13,566,893)        $      (8,342,583)
=============================================================================
Capital loss carryforward
   years of expiration                   2009-2010                 2003-2010

As of December 31, 2002, the Funds' aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                          GLOBAL EQUITY FUND     GLOBAL INCOME FUND
-----------------------------------------------------------------------------------
Tax cost                                    $   44,879,689       $      61,718,853
-----------------------------------------------------------------------------------
Gross unrealized gain                            3,037,236               4,505,428
Gross unrealized loss                           (4,344,687)               (165,453)
-----------------------------------------------------------------------------------
   Net unrealized security gain (loss)      $   (1,307,451)      $       4,339,975
===================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the fiscal year ended December 31, 2002 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                 UNDISTRIBUTED     ACCUMULATED
                                (DISTRIBUTIONS    NET REALIZED
                                 IN EXCESS OF)    GAIN/LOSS ON
                                NET INVESTMENT     INVESTMENTS    PAID-IN CAPITAL
                               INCOME INCREASE        INCREASE           INCREASE
                                    (DECREASE)      (DECREASE)         (DECREASE)
---------------------------------------------------------------------------------
Global Equity Fund                 $    15,847     $     4,900    $       (20,747)
Global Income Fund                     493,250      17,382,625        (17,875,875)

5.  PORTFOLIO SECURITIES TRANSACTIONS

The Company, on behalf of the Funds, may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of securities loaned.

As of December 31, 2002, the Funds had the following amounts on loan.

                                      VALUE OF                         SECURITIES
                                    SECURITIES      COLLATERAL            LENDING
                                       ON LOAN    FOR LOANS(a)         EXPENSE(b)
---------------------------------------------------------------------------------
Global Equity Fund               $   3,899,992    $  4,068,177         $   19,044
Global Income Fund                     812,537         830,300              1,825

(a) Amount is invested in a restricted money market account.
(b) Amount is included in other expenses on the Statements of Operations.

The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Funds' securities if the borrower defaults.

Purchases and sales of investment securities (other than short-term investments) for the year ended December 31, 2002 are as follows:

                                     PURCHASES           SALES
--------------------------------------------------------------
Global Equity Fund              $   19,404,101   $  20,279,398
Global Income Fund                 126,799,161     132,817,731

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who is associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the Funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statements of Operations and in Directors' fees payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses.

8.  LINE OF CREDIT

Global Equity Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%. At December 31, 2002 there are no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the period.

9.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. Effective December 18, 2001, SSB began performing custodian functions, and thereafter the accounting and recordkeeping functions, relating to portfolio transactions and calculating the Funds' net asset values.

10. INVESTMENT RISKS

Global Equity Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which Global Equity Fund invests. Although certain companies in which Global Equity Fund may invest may exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations.

Global Income Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. The mortgage-related securities in which Global Income Fund may invest may be particularly sensitive to changes in prevailing interest rates due to prepayment risk. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to Global Income Fund, a risk that is greater with high yield bonds (sometimes called "junk bonds") in which Global Income Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after Global Income Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

Both Funds are subject to the risks of investing in securities that are issued by non-U.S. entities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuation and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to foreign currency transactions in which the Funds may engage, there is no guarantee that these transactions will be successful.

These factors can affect Fund performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Global Equity Fund has authorized 500 million shares of $.001 par value capital stock designated as follows: 445 million Class A shares, 15 million Class B shares, 20 million Class C shares and 20 million Class P shares. As of December 31, 2002, no Class P shares have been issued. Global Income Fund has authorized 500 million shares of $.001 par value capital stock designated as follows: 430 million Class A shares, 30 million Class B shares, 20 million Class C shares and 20 million Class P shares.

                                                        YEAR ENDED                      YEAR ENDED
GLOBAL EQUITY FUND                               DECEMBER 31, 2002               DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------
CLASS A SHARES                              SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold                              2,404,973    $ 21,183,545       3,971,262    $ 42,912,208
Reinvestment of distributions               14,457         120,282               -               -
Shares reacquired                       (2,602,124)    (23,018,468)     (4,229,949)    (45,512,356)
--------------------------------------------------------------------------------------------------
Decrease                                  (182,694)   $ (1,714,641)       (258,687)   $ (2,600,148)
--------------------------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------------------------
Shares sold                                211,399    $  1,877,400         169,200    $  1,765,249
Reinvestment of distributions                    -               -               -               -
Shares reacquired                         (158,712)     (1,435,612)       (142,089)     (1,468,437)
--------------------------------------------------------------------------------------------------
Increase                                    52,687    $    441,788          27,111    $    296,812
--------------------------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------------------------
Shares sold                                153,514    $  1,362,560         761,279    $  8,400,813
Reinvestment of distributions                    -               -               -               -
Shares reacquired                          (87,550)       (778,246)       (767,315)     (8,430,383)
--------------------------------------------------------------------------------------------------
Increase (decrease)                         65,964    $    584,314          (6,036)   $    (29,570)
--------------------------------------------------------------------------------------------------

                                                        YEAR ENDED                      YEAR ENDED
GLOBAL INCOME FUND                               DECEMBER 31, 2002               DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------
CLASS A SHARES                              SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold                              1,391,680    $  9,212,989       1,176,250    $  7,594,172
Reinvestment of distributions              343,765       2,231,517         450,706       2,942,818
Shares reacquired                       (1,968,507)    (12,805,863)     (2,781,213)    (18,033,296)
--------------------------------------------------------------------------------------------------
Decrease                                  (233,062)   $ (1,361,357)     (1,154,257)   $ (7,496,306)
--------------------------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------------------------
Shares sold                                240,848    $  1,598,843          93,975    $    611,046
Reinvestment of distributions               12,951          84,709          11,467          74,931
Shares reacquired                          (81,973)       (540,521)        (64,271)       (415,642)
--------------------------------------------------------------------------------------------------
Increase                                   171,826    $  1,143,031          41,171    $    270,335
--------------------------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------------------------
Shares sold                                177,323    $  1,185,301         106,941    $    690,503
Reinvestment of distributions               13,797          90,140          14,037          91,792
Shares reacquired                          (97,329)       (635,613)        (61,000)       (397,037)
--------------------------------------------------------------------------------------------------
Increase                                    93,791    $    639,828          59,978    $    385,258
--------------------------------------------------------------------------------------------------
CLASS P SHARES
--------------------------------------------------------------------------------------------------
Shares sold                                582,512    $  3,841,710          61,530    $    397,391
Reinvestment of distributions                    -(a)            2               -(a)            2
Shares reacquired                         (508,138)     (3,320,173)        (12,938)        (83,939)
--------------------------------------------------------------------------------------------------
Increase                                    74,374    $    521,539          48,592    $    313,454
--------------------------------------------------------------------------------------------------

(a) Amount represents less than 1 share.

    THE COMPANY (UNAUDITED)
    None of the net investment income distributions paid by the Global Equity Fund qualify for the dividends received deduction for corporations.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT GLOBAL FUND, INC.-- EQUITY SERIES AND INCOME SERIES:

We have audited the accompanying statements of assets and liabilities of Lord Abbett Global Fund, Inc. -- Equity Series and Income Series (the "Funds"), including the schedules of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Global Fund, Inc. -- Equity Series and Income Series as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Jouche LLP

New York, New York
February 25, 2003

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.

                              CURRENT POSITION
NAME AND                      LENGTH OF SERVICE        PRINCIPAL OCCUPATION                 OTHER
DATE OF BIRTH                    WITH COMPANY         DURING PAST FIVE YEARS            DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Director since 1995;   Managing Partner and Chief       N/A
Lord, Abbett & Co. LLC      Chairman since 1996    Investment Officer of Lord
90 Hudson Street                                   Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                              CURRENT POSITION
NAME AND                      LENGTH OF SERVICE        PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                    WITH COMPANY         DURING PAST FIVE YEARS             DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW           Director since 1994    Managing General Partner,        Currently serves as
Bigelow Media, LLC                                 Bigelow Media, LLC (since        director of Crane Co.
909 Third Ave., 5th Floor                          2000); Senior Adviser, Time      and Huttig Building
New York, NY                                       Warner Inc. (1998 - 2000);       Products Inc.
Date of Birth: 10/22/1941                          Acting Chief Executive Officer
                                                   of Courtroom Television
                                                   Network (1997 - 1998);
                                                   President and Chief Executive
                                                   Officer of Time Warner Cable
                                                   Programming, Inc. (1991 -
                                                   1997).

WILLIAM H.T. BUSH           Director since 1998    Co-founder and Chairman of       Currently serves as
Bush-O'Donnell & Co., Inc.                         the Board of the financial       director of Wellpoint
101 South Hanley Road                              advisory firm of                 Health Network, Inc.,
Suite 1025                                         Bush-O'Donnell & Company         DT Industries Inc.,
St. Louis, MO                                      (since 1986).                    and Engineered
Date of Birth: 7/14/1938                                                            Support Systems, Inc.

ROBERT B. CALHOUN, JR.      Director since 1998    Managing Director of Monitor     Currently serves as
Monitor Clipper Partners                           Clipper Partners (since          director of Avondale,
Two Canal Park                                     1997) and President of           Inc., Avondale Mills,
Cambridge, MA                                      Clipper Asset Management         Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                          Corp. (since 1991), both         Inc., Integrated
                                                   private equity investment        Graphics, Inc., and
                                                   funds.                           Interstate Bakeries
                                                                                    Corp.

                              CURRENT POSITION
NAME AND                      LENGTH OF SERVICE        PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                    WITH COMPANY         DURING PAST FIVE YEARS             DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
STEWART S. DIXON            Director since 1988;   Partner in the law firm of       N/A
Wildman, Harrold,           Retired 12/31/2002     Wildman, Harrold, Allen &
Allen & Dixon                                      Dixon (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS           Director since 2000    Chief Executive Officer of       Currently serves as
Houlihan Lokey                                     Houlihan Lokey Howard &          director of Adolph
Howard & Zukin                                     Zukin, an investment bank        Coors Company.
685 Third Ave.                                     (January 2002 to present);
New York, NY                                       Chairman of Warburg Dillon
Date of Birth: 7/30/1947                           Read (1999 - 2000); Global
                                                   Head of Corporate Finance of
                                                   SBC Warburg Dillon Read
                                                   (1997 - 1999); Chief
                                                   Executive Officer of Dillon,
                                                   Read & Co. (1994 - 1997).

C. ALAN MACDONALD           Director since 1988    Retired - General Business       Currently serves as
415 Round Hill Road                                and Governance Consulting        director of
Greenwich, CT                                      (since 1992); formerly           Fountainhead Water
Date of Birth: 5/19/1933                           President and CEO of Nestle      Company, Careside,
                                                   Foods.                           Inc., Lincoln Snacks,
                                                                                    J.B. Williams Co.,
                                                                                    Inc. (personal care
                                                                                    products) and Seix
                                                                                    Fund, Inc.*

THOMAS J. NEFF              Director since 1988    Chairman of Spencer Stuart,      Currently serves as
Spencer Stuart                                     an executive search              director of Ace, Ltd.
277 Park Avenue                                    consulting firm (since           and Exult, Inc.
New York, NY                                       1996); President of Spencer
Date of Birth: 10/2/1937                           Stuart (1979-1996).

JAMES F. ORR, III           Director since 2002    President and CEO of             Currently serves as
80 Pinckney Street                                 LandingPoint Capital (since      Chairman of
Boston, MA                                         2002); Chairman and CEO of       Rockefeller
Date of Birth: 3/5/1943                            United Asset Management          Foundation, Director
                                                   Corporation (2000 to 2001);      of Nashua Corp. and
                                                   Chairman and CEO of UNUM         SteelPoint
                                                   Provident Corporation            Technologies.
                                                   (1999 - merger); Chairman
                                                   and CEO of UNUM
                                                   Corporation (1988 -1999).

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

NAME AND                      CURRENT POSITION          LENGTH OF SERVICE              PRINCIPAL OCCUPATION
(DATE OF BIRTH)                 WITH COMPANY           OF CURRENT POSITION            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Chief Executive        Elected in 1995                  Managing Partner and Chief
(3/8/1945)                  Officer and                                             Investment Officer of Lord
                            President                                               Abbett since 1996.

ZANE E. BROWN               Executive Vice         Elected in 1993                  Partner and Director of
(12/09/1951)                President                                               Fixed Income Management,
                                                                                    joined Lord Abbett in 1992.

ROBERT I. GERBER            Executive Vice         Elected in 2001                  Partner and Director of
(5/29/1954)                 President                                               Taxable Fixed Income
                                                                                    Management, joined
                                                                                    Lord Abbett in 1997.

INGRID C. HOLM              Executive Vice         Elected in 2001                  Investment Manager-Global
(3/21/1959)                 President                                               Equity, joined Lord Abbett
                                                                                    in 2001, formerly
                                                                                    International Portfolio
                                                                                    Manager of Batterymarch
                                                                                    Financial Management, Inc.
                                                                                    from 2000 to 2001, prior
                                                                                    thereto held various
                                                                                    positions at the Prudential
                                                                                    Insurance Company of
                                                                                    America.

ROBERT G. MORRIS            Executive Vice         Elected in 1995                  Partner and Director of
(11/6/1944)                 President                                               Equity Investments, joined
                                                                                    Lord Abbett in 1991.

TRACIE E. AHERN             Vice President and     Elected in 1999                  Partner and Director of
(1/12/1968)                 Treasurer                                               Portfolio Accounting and
                                                                                    Operations, joined
                                                                                    Lord Abbett in 1999,
                                                                                    formerly Vice President -
                                                                                    Head of Fund
                                                                                    Administration of Morgan
                                                                                    Grenfell from 1998 to 1999,
                                                                                    prior thereto Vice
                                                                                    President of Bankers Trust.

JOAN A. BINSTOCK            Chief Financial        Elected in 1999                  Partner and Chief
(3/4/1954)                  Officer and Vice                                        Operations Officer, joined
                            President                                               Lord Abbett in 1999, prior
                                                                                    thereto Chief Operating
                                                                                    Officer of Morgan Grenfell.

NAME AND                      CURRENT POSITION         LENGTH OF SERVICE               PRINCIPAL OCCUPATION
(DATE OF BIRTH)                 WITH COMPANY          OF CURRENT POSITION             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
DANIEL E. CARPER            Vice President         Elected in 1988                  Partner, joined Lord Abbett
(1/22/1952)                                                                         in 1979.

PAUL A. HILSTAD             Vice President and     Elected in 1995                  Partner and General
(12/13/1942)                Secretary                                               Counsel, joined Lord Abbett
                                                                                    in 1995.

LAWRENCE H. KAPLAN          Vice President and     Elected in 1997                  Partner and Deputy General
(1/16/1957)                 Assistant Secretary                                     Counsel, joined Lord Abbett
                                                                                    in 1997.

JERALD LANZOTTI             Vice President         Elected in 1997                  Fixed Income Investment
(6/12/1967)                                                                         Manager, joined
                                                                                    Lord Abbett in 1996.

A. EDWARD OBERHAUS, III     Vice President         Elected in 1996                  Partner and Manager of
(12/21/1959)                                                                        Equity Trading, joined
                                                                                    Lord Abbett in 1983.

CHRISTINA T. SIMMONS        Vice President and     Elected in 2001                  Assistant General Counsel,
(11/12/1957)                Assistant Secretary                                     joined Lord Abbett in 1999,
                                                                                    formerly Assistant
                                                                                    General Counsel of
                                                                                    Prudential Investments from
                                                                                    1998 to 1999, prior thereto
                                                                                    Counsel of Drinker, Biddle &
                                                                                    Reath LLP, a law firm.

FRANCIE W. TAI              Assistant Treasurer    Elected in 2001                  Director of Fund
(6/11/1965)                                                                         Administration, joined Lord
                                                                                    Abbett in 2000,
                                                                                    prior thereto
                                                                                    Manager of Goldman
                                                                                    Sachs.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Company's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces the Company's expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City MO 64121.

           [LORD ABBETT LOGO]


   This report when not used for the
 general information of shareholders of
 the Fund, is to be distributed only if
  preceded or accompanied by a current
            Fund Prospectus.
                                            LORD ABBETT GLOBAL FUND, INC.
   Lord Abbett Mutual Fund shares are               EQUITY SERIES
            distributed by:                         INCOME SERIES
       LORD ABBETT DISTRIBUTOR LLC
     90 Hudson Street - Jersey City,                                 LAGF-2-1202
          New Jersey 07302-3973                                           (2/03)